Exhibit 99.1

FOR IMMEDIATE RELEASE

For:  GeoResources, Inc.            Contact:    Cathy Kruse
      P. O. Box 1505                Telephone:  (701) 572-2020
      Williston, ND  58802          ir@geoi.net


               GEORESOURCES, INC. REPORTS SECOND QUARTER RESULTS

     Williston, ND August 15, 2003 - GeoResources, Inc., (Nasdaq: GEOI), today reported second quarter 2003 net income of $67,000 or $0.02 per share on revenue of $992,000 compared to a 2002 net loss of $1,500 or zero cents per share on revenue of $918,000. Earnings before interest, taxes, depreciation, depletion and amortization (EBITDA) for the second quarter 2003 was $292,000 compared to $217,000 for the second quarter 2002. (1)

     First half 2003 net income was $229,000 or $0.06 per share on revenue of $2,067,000 versus a net loss of $139,000 or $0.04 per share on revenue of $1,657,000 in the first half of 2002. EBITDA for the first half 2003 was $627,000 compared to $270,000 the first half 2002. Higher commodity prices, which averaged $26.36 per barrel of oil equivalent (BOE) for the first half of the year were the primary driver of the improved results.

      GeoResources produced 34,000 BOE or 374 BOE per day during the second quarter 2003. This represents a 1% increase from the same period in 2002 and a 4% increase over the first quarter 2003. The slight increase in production was attributable to well workovers performed during 2003. J. P. Vickers, GeoResources President said, "We are diligently working to offset natural production declines and get incremental barrels from our properties. At current prices, these additional barrels are very profitable. We are also gearing up to begin drilling two locations in the Leonard Field in Bottineau County and expect to have at least one of these drilled before the end of the third quarter using our Western Star Rig E25."

(1) EBITDA is defined as earnings before interest, income taxes, depreciation and amortization, EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluating us. Our measure of EBITDA may not be the same as similar measures described by other companies. EBITDA is calculated as follows:

                                    Quarter Ended       Quarter Ended
                                    June 30, 2003       June 30, 2002
                                    -------------       -------------
Income (loss) before
 cumulative effect of change
 in accounting principles.          $      67,000       $      (2,000)
Add back:
  Interest expense                         22,000              24,000
  Income tax                               27,000             (15,000)
  Depreciation and amortization           176,000             210,000
                                    -------------       -------------
EBITDA                              $     292,000       $     217,000
                                    =============       =============

                                   Six Months Ended    Six Months Ended
                                    June 30, 2003       June 30, 2002
                                    -------------       -------------
Income (loss) before
 cumulative effect of change
 in accounting principles.          $     252,000       $    (139,000)
Add back:
  Interest expense                         45,000              41,000
  Income tax                               (6,000)            (50,000)
  Depreciation and amortization           336,000             418,000
                                    -------------       -------------
EBITDA                              $     627,000       $     270,000
                                    =============       =============

Information herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words such as "may," "will," "expect," "anticipate," "estimate" or "continue," or comparable words. In addition, all statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements. Readers are encouraged to read the SEC reports of the Company, particularly its Form 10-KSB for the Fiscal Year Ended December 31, 2002, for meaningful cautionary language disclosure.


                                    --30--


                     GEORESOURCES, INC., AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


                                                June 30,      December 31,
                                                  2003            2002
ASSETS                                        ------------    ------------
CURRENT ASSETS:
  Cash and equivalents                        $    415,019    $    329,302
  Trade receivables, net                           586,576         821,459
  Inventories                                      227,783         207,998
  Income tax receivable                             50,192          50,192
  Prepaid expenses                                  32,707          28,326
                                              ------------    ------------
         Total current assets                    1,312,277       1,437,277
                                              ------------    ------------

PROPERTY, PLANT AND EQUIPMENT, at cost:
  Oil and gas properties, using the
   full cost method of accounting:
     Properties being amortized                 23,915,827      22,636,316
     Properties not subject to amortization        270,372         251,714
  Drilling rig and equipment                     1,143,101       1,077,551
  Leonardite plant and equipment                 3,262,694       3,262,200
  Other                                            755,857         757,431
                                              ------------    ------------
                                                29,347,851      27,985,212
  Less accumulated depreciation, depletion,
   amortization and impairment                 (19,893,738)    (20,386,789)
                                              ------------    ------------
         Net property, plant and equipment       9,454,113       7,598,423
                                              ------------    ------------

OTHER ASSETS                                         8,750          12,500
                                              ------------    ------------
TOTAL ASSETS                                  $ 10,775,140    $  9,048,200
                                              ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                            $    682,378    $    659,282
  Accrued expenses                                 314,151         335,219
    Current maturities of long-term debt           130,631         132,260
                                              ------------    ------------
         Total current liabilities               1,127,160       1,126,761

LONG-TERM DEBT, less current maturities          1,847,728       1,910,228
ASSET RETIREMENT OBLIGATION                      1,627,000              --
DEFERRED INCOME TAXES                              385,000         395,000
                                              ------------    ------------
         Total liabilities                       4,986,888       3,431,989
                                              ------------    ------------

STOCKHOLDERS' EQUITY:
  Common stock, par value $.01 per share;
   authorized 10,000,000 shares;
   issued and outstanding 3,746,327
   and 3,787,477 shares, respectively               37,463          37,875
  Additional paid-in capital                       327,463         384,185
  Retained earnings                              5,423,326       5,194,151
                                              ------------    ------------
         Total stockholders' equity              5,788,252       5,616,211
                                              ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $ 10,775,140    $  9,048,200
                                              ============    ============

See Notes to Consolidated Financial Statements.



                     GEORESOURCES, INC., AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (Unaudited)


                                Three Months Ended         Six Months Ended
                                      June 30,                  June 30,
                             ------------------------  ------------------------
                                 2003         2002         2003         2002
                             -----------  -----------  -----------  -----------
OPERATING REVENUES:
  Oil and gas sales          $   833,396  $   686,275  $ 1,753,970  $ 1,238,540
  Leonardite sales               158,296      152,520      314,690      244,070
  Drilling revenue                    --       78,927           --      174,411
                             -----------  -----------  -----------  -----------
                                 991,692      917,722    2,068,660    1,657,021
                             -----------  -----------  -----------  -----------

OPERATING COSTS AND EXPENSES:
  Oil and gas production         391,410      375,367      836,522      762,527
  Cost of leonardite sold        157,898      142,267      327,048      268,505
  Drilling costs                      --       66,092           --      124,081
  Depreciation and depletion     175,760      210,352      335,949      417,511
   Selling, general
    and administrative           162,560      132,064      296,432      252,483
                             -----------  -----------  -----------  -----------
                                 887,628      926,142    1,795,951    1,825,107
                             -----------  -----------  -----------  -----------

         Operating income        104,064       (8,420)     272,709     (168,086)
                             -----------  -----------  -----------  -----------

OTHER INCOME (EXPENSE):
 Interest expense                (22,461)     (23,626)     (44,591)     (40,954)
 Interest income                   7,530       10,888        7,707       11,107
 Other income, net                 4,950        4,650       10,350        9,150
                             -----------  -----------  -----------  -----------
                                  (9,981)      (8,088)     (26,534)     (20,697)
                             -----------  -----------  -----------  -----------

         Income (loss) before
          income taxes            94,083      (16,508)     246,175     (188,783)

 Income tax (expense) benefit    (27,000)      15,000        6,000       50,000
                             -----------  -----------  -----------  -----------

         Income (loss) before
          cumulative effect of
          change in accounting
          principle               67,083       (1,508)     252,175     (138,783)

 Cumulative effect on prior
  years accounting change,
  net of tax                          --           --      (23,000)          --
                             -----------  -----------  -----------  -----------

          Net income (loss)  $    67,083  $    (1,508) $   229,175  $  (138,783)
                             ===========  ===========  ===========  ===========
EARNINGS PER SHARE:

  Income (loss) before
   cumulative effect of
   accounting change         $       .02  $        --  $       .07  $      (.04)
  Cumulative effect of
   accounting change                  --           --         (.01)          --
                             -----------  -----------  -----------  -----------
         Net income (loss),
          basic and diluted  $       .02  $        --  $       .06  $      (.04)
                             ===========  ===========  ===========  ===========
PRO FORMA AMOUNTS, assuming
 retroactive application
 of new accounting method:

  Net income                 $    67,083  $   (11,626) $   252,175  $  (163,135)
                             ===========  ===========  ===========  ===========
  Net income per share,
   basic and diluted         $       .02  $        --  $       .07  $      (.04)
                             ===========  ===========  ===========  ===========

See Notes to Consolidated Financial Statements.



                     GEORESOURCES, INC., AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (Unaudited)


                                                    Six Months Ended
                                                        June 30,
                                              ----------------------------
                                                  2003            2002
                                              ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                           $    229,175    $   (138,783)
  Adjustments to reconcile net income to net
   cash provided by operating activities:
     Depreciation and depletion                    335,949         417,511
     Cumulative effect of accounting change         23,000              --
     Accretion of asset retirement obligation       38,000              --
     Deferred income taxes                          (6,000)         (5,000)
     Other                                           3,750           6,868
     Changes in assets and liabilities:
      Decrease (increase) in:
       Trade receivables                           234,883         (20,015)
       Inventories                                 (19,785)        (39,229)
       Income tax receivable                            --         (45,000)
       Prepaid expenses and other                   (4,381)        (22,857)
      Increase (decrease) in:
       Accounts payable                           (117,982)       (185,689)
       Accrued expenses                            (21,068)        (39,214)
                                              ------------    ------------
         Net cash provided by (used in)
          operating activities                     695,541         (71,408)
                                              ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to property, plant
     and equipment                                (488,561)       (760,586)
                                              ------------    ------------
         Net cash used in
          investing activities                    (488,561)       (760,586)
                                              ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term borrowings                    --       1,010,000
  Principal payments on long-term debt             (64,129)        (63,970)
  Cost to purchase common stock                    (57,134)        (11,172)
                                              ------------    ------------
         Net cash provided by (used in)
          financing activities                    (121,263)        934,858
                                              ------------    ------------
NET INCREASE IN CASH AND EQUIVALENTS                85,717         102,864

CASH AND EQUIVALENTS, beginning of period          329,302         191,328
                                              ------------    ------------
CASH AND EQUIVALENTS, end of period           $    415,019    $    294,192
                                              ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for:
     Interest                                 $     44,591    $     40,954
     Income taxes                                    1,000           1,650

See Notes to Consolidated Financial Statements.